Exhibit 10.3

FIRST AMENDMENT TO SECONDMENT AGREEMENT

This First Amendment to Secondment Agreement (this “Amendment”) is entered into effective as of August 2, 2012 (the “Effective Date”), among L.E. Simmons & Associates, Incorporated (“SCF”), Forum Energy Technologies, Inc., a Delaware corporation (the “Company”) and Patrick Connelly (“Mr. Connelly”). SCF, the Company and Mr. Connelly are referred to individually herein as a “Party” and collectively as the “Parties”;
WHEREAS, effective as of August 2, 2010, SCF, the Company and Mr. Connelly entered into a Secondment Agreement whereby the Parties agreed to the provision of, among other things, strategic development services to the Company by Mr. Connelly (the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement to extend the term and provide for the proration of payment under certain circumstances.
NOW, THEREFORE, in consideration of the foregoing, the Parties agree as follows:
Section 1.    The term of the Agreement is hereby extended to a date to be mutually agreed by the Parties in writing, expected to be about October 2, 2012.
Section 2.    The Company shall continue to pay to SCF a fee at the monthly rate of $25,000 (the “Payment”); provided, however that should this Agreement be terminated on a date other than the second day of the month, then the fee shall be prorated accordingly.
Section 3.    All other provisions of the Agreement shall remain in full force and effect. This Amendment may be signed in any number of counterparts, which taken together shall constitute one and the same instrument, and each of which shall be considered an original for all purposes.
(Signature Page Follows)
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

L.E. SIMMONS & ASSOCIATES, INCORPORATED

By: /s/ Anthony F. Deluca
Name: Anthony F. Deluca
Title: Managing Director
PATRICK CONNELLY

By: /s/ Patrick Connelly

FORUM ENERGY TECHNOLOGIES, INC.

By: /s/ C. Christopher Gaut
Name: C. Christopher Gaut
Title: Chairman and CEO